UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

ATHENA TECHNOLOGY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 13, 2026, Athena Technology Acquisition Corp. II, a Delaware corporation (the “Company”), caused to be deposited $271.48 into the Company’s trust account allowing the Company to extend the period of time it has to consummate its initial business combination by one month from August 14, 2026 to September 14, 2026 (the “Monthly Extension”). The Monthly Extension is the third of up to nine potential monthly extensions permitted under the Company’s Amended and Restated Certificate of Incorporation, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2026

ATHENA TECHNOLOGY ACQUISITION CORP. II

By:	/s/ Isabelle Freidheim
Name:	Isabelle Freidheim
Title:	Chief Executive Officer and Chairperson of the Board of Directors

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